SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED APRIL 1, 2004

STATISTICAL COLLATERAL INFORMATION

FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2004-2

ASSET BACKED SECURITIES CORPORATION

Depositor

FIELDSTONE INVESTMENT CORP.

Seller

CHASE MANHATTAN MORTGAGE CORPORATION

Sub-Servicer

APRIL 1, 2004

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.  These Computational Materials are furnished to you solely by Credit Suisse First Boston LLC ("CSFB") and not by the issuer of the securities.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of CSFB, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 325-8549.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Aggregate Collateral Summary

Aggregate Outstanding Principal Balance	$666,108,824
Aggregate Original Principal Balance	$666,694,709
Number of Mortgage Loans	3,552

	Minimum	Maximum	Average(1)
Original Principal Balance	$30,000.00	$650,000.00	$187,695.58
Outstanding Principal Balance	$29,929.24	$650,000.00	$187,530.64

	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	353	360	358
Loan Age (mos)	0	7	2
Current Interest Rate	4.75%	10.45%	6.88%
Initial Interest Rate Cap(3)	2.00%	3.00%	2.97%
Periodic Rate Cap(3)	1.00%	2.00%	1.03%
Gross Margin(3)	4.75%	7.70%	5.67%
Maximum Mortgage Rate(3)	10.75%	16.45%	12.88%
Minimum Mortgage Rate(3)	4.75%	10.45%	6.88%
Months to Roll(3)	17	59	23
Original Loan-to-Value	20.69%	100.00%	82.56%
Credit Score(4)	500	800	648

		Earliest	Latest
Maturity Date:		9/1/2033	4/1/2034

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2003	21.46%
		2004	78.54%
		Total:	100.00%

		Loan Purpose	Percent of Mortgage Pool
Occupancy	Percent of Mortgage Pool	Purchase	56.69%
Investment Property	6.32%	Refinance	43.31%
Primary Home	93.55%	Total:	100.00%
Second Home	0.13%
Total:	100.00%	Property Type	Percent of Mortgage Pool
		Condominium	9.77%
Loan Type	Percent of Mortgage Pool	Planned Unit Development	14.19%
ARM	100.00%	Rowhouse	0.01%
		Single Family Attached	0.48%
		Single Family Detached	72.13%
		Townhouse	0.53%
		Two-to-Four Family	2.89%
		Total:	100.00%

(1)

Sum of Principal Balance divided by total number of loans.

(2)

Weighted by Outstanding Principal Balance.

(3)

Adjustable Rate Mortgage Loans only.

(4)

Minimum and Weighting only for loans with scores.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Mortgage Rates

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6.000% or less	458	$120,454,398.14	18.08%	5.754%	680	$263,000.87	82.77%	56.35%
6.001% to 6.500%	628	150,050,842.25	22.53	6.349	676	238,934.46	82.55	31.17
6.501% to 7.000%	785	153,702,083.23	23.07	6.831	653	195,798.83	82.57	33.41
7.001% to 7.500%	587	102,158,344.44	15.34	7.329	631	174,034.66	83.34	44.37
7.501% to 8.000%	565	82,274,562.97	12.35	7.806	612	145,618.70	82.72	46.67
8.001% to 8.500%	246	28,362,380.40	4.26	8.304	590	115,294.23	81.96	53.24
8.501% to 9.000%	186	20,445,308.84	3.07	8.756	574	109,921.02	79.65	58.91
9.001% to 9.500%	63	5,786,220.30	0.87	9.264	559	91,844.77	79.20	61.41
9.501% to 10.000%	28	2,521,990.14	0.38	9.721	564	90,071.08	76.21	77.17
10.001% to 10.500%	6	352,693.23	0.05	10.399	527	58,782.21	66.94	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.880% per annum.

Remaining Months to Stated Maturity

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
349 to 360	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Outstanding Mortgage Loan Principal Balances

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	146	$6,339,294.23	0.95%	7.997%	608	$43,419.82	74.70%	74.28%
$50,000.01 to $100,000.00	677	52,287,676.95	7.85	7.690	617	77,234.38	81.21	66.20
$100,000.01 to $150,000.00	743	92,219,482.27	13.84	7.338	634	124,117.74	82.17	51.53
$150,000.01 to $200,000.00	590	101,962,806.43	15.31	7.104	640	172,818.32	82.73	42.43
$200,000.01 to $250,000.00	459	102,633,517.75	15.41	6.723	652	223,602.44	82.74	41.94
$250,000.01 to $300,000.00	384	105,531,470.79	15.84	6.576	661	274,821.54	82.93	33.56
$300,000.01 to $350,000.00	271	87,847,975.17	13.19	6.566	653	324,162.27	83.95	40.93
$350,000.01 to $400,000.00	182	68,920,914.45	10.35	6.459	663	378,686.34	83.26	36.90
$400,000.01 to $450,000.00	35	14,972,987.12	2.25	6.723	675	427,799.63	81.95	22.80
$450,000.01 to $500,000.00	46	22,346,746.44	3.35	6.728	666	485,798.84	80.97	26.09
$500,000.01 to $550,000.00	6	3,174,445.23	0.48	6.312	640	529,074.21	80.35	33.90
$550,000.01 to $600,000.00	6	3,440,892.90	0.52	6.247	676	573,482.15	76.23	16.38
$600,000.01 to $650,000.00	7	4,430,614.21	0.67	6.891	657	632,944.89	79.48	42.13
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,929.24 to approximately $650,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $187,530.64.

Product Types

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	2,022	$302,499,720.35	45.41%	7.249%	628	$149,604.21	82.34%	47.36%
2/28 LIBOR IO ARM	1,339	324,091,408.68	48.65	6.573	666	242,039.89	82.80	35.72
3/27 LIBOR ARM	75	12,170,543.26	1.83	7.007	616	162,273.91	84.10	71.34
3/27 LIBOR IO ARM	38	9,705,233.77	1.46	6.560	653	255,400.89	80.97	49.81
5/1 TREASURY ARM	32	5,158,800.88	0.77	6.590	664	161,212.53	81.40	44.09
5/1 TREASURY IO ARM	46	12,483,117.00	1.87	6.161	689	271,372.11	81.99	63.31
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Loan Programs

Loan Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	1,462	$313,368,224.93	47.04%	6.601%	676	$214,342.15	83.91%	30.80%
High Street	463	82,113,124.97	12.33	7.062	598	177,350.16	86.86	74.91
Main Street	897	135,751,735.22	20.38	7.543	572	151,339.73	80.56	71.62
South Street	16	3,534,287.89	0.53	6.471	644	220,892.99	61.49	37.97
Wall Street	714	131,341,450.93	19.72	6.758	691	183,951.61	79.29	19.89
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

State Distributions of Mortgaged Properties

State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	206	$28,382,021.92	4.26%	7.000%	637	$137,776.81	83.30%	52.13%
Arkansas	11	826,164.51	0.12	7.966	578	75,105.86	83.76	73.12
California	1,157	305,631,551.90	45.88	6.390	670	264,158.64	82.29	34.02
Colorado	177	33,697,061.95	5.06	6.798	636	190,378.88	84.00	43.11
Connecticut	2	386,725.00	0.06	8.116	653	193,362.50	87.15	100.00
Florida	142	18,971,117.75	2.85	7.328	616	133,599.42	84.19	59.78
Idaho	12	1,564,036.22	0.23	6.941	642	130,336.35	85.16	41.21
Illinois	689	112,579,042.51	16.90	7.529	629	163,394.84	83.01	47.46
Indiana	18	1,459,559.92	0.22	7.824	590	81,086.66	81.46	89.83
Iowa	93	7,704,203.73	1.16	8.066	585	82,840.90	83.61	80.03
Kansas	67	6,128,774.17	0.92	7.462	601	91,474.24	83.39	75.58
Kentucky	8	944,446.20	0.14	8.237	567	118,055.78	85.39	78.36
Louisiana	7	727,101.34	0.11	7.724	632	103,871.62	82.73	65.56
Maryland	69	15,256,198.75	2.29	7.399	640	221,104.33	80.53	34.70
Massachusetts	87	19,450,191.71	2.92	7.057	651	223,565.42	79.70	28.22
Michigan	54	9,457,699.21	1.42	7.197	612	175,142.58	84.25	58.61
Minnesota	21	4,270,486.09	0.64	6.925	609	203,356.48	83.28	70.90
Mississippi	9	843,104.80	0.13	7.423	622	93,678.31	85.15	84.89
Missouri	111	10,916,919.95	1.64	7.758	590	98,350.63	84.17	68.42
Nebraska	22	1,818,559.78	0.27	8.078	605	82,661.81	83.64	65.07
Nevada	27	4,189,284.16	0.63	7.208	658	155,158.67	79.64	32.14
New Hampshire	4	969,345.35	0.15	8.025	593	242,336.34	74.21	24.73
New Jersey	5	1,488,866.35	0.22	7.557	657	297,773.27	80.79	15.73
New Mexico	6	730,925.73	0.11	7.809	632	121,820.96	84.85	23.59
North Carolina	16	1,411,382.83	0.21	7.440	646	88,211.43	82.93	45.45
North Dakota	1	47,168.26	0.01	7.990	549	47,168.26	80.00	0.00
Ohio	1	94,412.04	0.01	6.350	660	94,412.04	90.00	100.00
Oklahoma	13	952,223.84	0.14	7.826	602	73,247.99	85.43	65.68
Oregon	17	2,352,275.75	0.35	7.248	607	138,369.16	84.35	56.59
Pennsylvania	12	1,467,982.68	0.22	7.615	628	122,331.89	83.14	66.05
Rhode Island	2	474,748.81	0.07	7.041	574	237,374.41	84.82	100.00
South Carolina	10	1,162,984.10	0.17	7.589	611	116,298.41	83.73	41.53
South Dakota	1	57,015.38	0.01	8.700	644	57,015.38	90.00	0.00
Tennessee	36	3,322,955.95	0.50	7.235	621	92,304.33	82.64	56.40
Texas	219	25,202,352.80	3.78	7.263	641	115,079.24	80.76	42.73
Utah	39	5,003,001.84	0.75	6.739	654	128,282.10	81.98	44.22
Virginia	49	11,297,009.18	1.70	7.181	650	230,551.21	83.22	36.11
Washington	104	20,678,531.81	3.10	6.825	630	198,832.04	82.99	63.61
West Virginia	2	243,545.24	0.04	7.167	616	121,772.62	77.51	60.66
Wisconsin	15	2,105,383.47	0.32	7.613	608	140,358.90	83.34	63.01
Wyoming	5	504,526.70	0.08	6.977	607	100,905.34	84.35	55.62
Washington DC	6	1,337,934.26	0.20	7.219	707	222,989.04	80.17	39.12
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	32	$4,614,240.78	0.69%	7.328%	604	$144,195.02	45.19%	46.85%
50.01% to 55.00%	9	1,306,624.01	0.20	7.119	584	145,180.45	53.24	68.74
55.01% to 60.00%	29	3,764,010.39	0.57	7.453	587	129,793.46	58.13	44.95
60.01% to 65.00%	54	6,840,368.41	1.03	7.452	605	126,673.49	63.27	48.25
65.01% to 70.00%	142	19,525,910.24	2.93	7.569	586	137,506.41	68.57	55.67
70.01% to 75.00%	202	28,955,897.38	4.35	7.407	597	143,346.03	73.95	53.76
75.01% to 80.00%	1,408	275,852,077.44	41.41	6.711	672	195,917.67	79.78	25.14
80.01% to 85.00%	719	146,318,691.68	21.97	6.865	650	203,503.05	84.73	35.37
85.01% to 90.00%	834	155,700,435.33	23.37	6.871	628	186,691.17	89.74	68.99
90.01% to 95.00%	112	21,552,153.23	3.24	7.396	641	192,429.94	94.67	83.74
95.01% to 100.00%	11	1,678,415.05	0.25	7.909	672	152,583.19	99.72	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.69% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.56%.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,942	$377,592,094.97	56.69%	6.686%	676	$194,434.65	82.89%	29.77%
Refinance	1,610	288,516,728.97	43.31	7.134	611	179,202.94	82.13	59.04
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Condominium	339	$65,108,335.54	9.77%	6.622%	671	$192,059.99	82.74%	32.32%
Planned Unit Development	469	94,521,213.47	14.19	6.827	649	201,537.77	82.66	40.78
Rowhouse	1	52,427.46	0.01	9.850	506	52,427.46	70.00	100.00
Single Family Attached	19	3,185,098.01	0.48	7.379	653	167,636.74	82.99	50.91
Single Family Detached	2,613	480,493,051.69	72.13	6.916	643	183,885.59	82.54	44.40
Townhouse	26	3,508,480.21	0.53	7.336	652	134,941.55	86.71	43.38
Two-to-Four Family	85	19,240,217.56	2.89	6.930	685	226,355.50	81.31	34.28
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Documentation

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Month Bank Statements	105	$23,888,306.70	3.59%	6.949%	643	$227,507.68	83.72%	0.00%
24 Month Bank Statements	119	25,991,120.28	3.90	6.764	631	218,412.78	84.73	0.00
Full Documentation	1,723	282,724,739.58	42.44	6.900	615	164,088.65	84.03	100.00
Limited Documentation	28	5,608,016.03	0.84	6.885	622	200,286.29	81.15	0.00
Stated Income Self-Employed	538	115,214,414.02	17.30	7.017	664	214,153.19	80.57	0.00
Stated Income Wage Earner	1,039	212,682,227.33	31.93	6.785	688	204,698.97	81.33	0.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Investment Property	317	$42,112,330.07	6.32%	7.346%	675	$132,846.47	80.93%	43.99%
Primary Home	3,228	623,148,799.66	93.55	6.848	646	193,044.86	82.67	42.38
Second Home	7	847,694.21	0.13	7.539	696	121,099.17	80.68	11.02
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary

Mortgage Loan Age Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	15	$3,018,412.80	0.45%	6.548%	653	$201,227.52	82.69%	35.71%
1	1,376	262,610,323.20	39.42	6.705	646	190,850.53	82.76	47.38
2	1,277	241,056,117.78	36.19	6.872	652	188,767.52	82.34	38.18
3	628	116,892,339.41	17.55	7.041	648	186,134.30	82.46	39.59
4	178	30,471,234.89	4.57	7.609	634	171,186.71	83.44	48.05
5	72	10,813,551.12	1.62	7.506	647	150,188.21	81.48	38.61
6	3	210,236.07	0.03	8.055	633	70,078.69	79.48	52.33
7	3	1,036,608.67	0.16	7.652	658	345,536.22	80.00	0.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Prepayment Penalty Term

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6 Months	68	$6,276,974.17	0.94%	7.492%	599	$92,308.44	82.94%	76.16%
12 Months	19	3,620,989.57	0.54	6.920	658	190,578.40	84.97	58.32
18 Months	1	86,658.65	0.01	10.45	522	86,658.65	70.00	100.00
24 Months	2,244	452,824,031.11	67.98	6.666	655	201,793.24	82.58	39.12
30 Months	99	14,159,438.52	2.13	6.944	623	143,024.63	82.42	48.91
36 Months	146	33,070,976.20	4.96	6.442	666	226,513.54	82.26	56.95
None	975	156,069,755.72	23.43	7.562	629	160,071.54	82.52	46.66
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
500 or less	3	$388,115.05	0.06%	8.073%	500	$129,371.68	78.44%	100.00%
501 to 525	155	21,077,778.85	3.16	7.901	516	135,985.67	79.85	91.63
526 to 550	307	43,028,273.87	6.46	7.698	539	140,157.24	79.79	80.59
551 to 575	314	46,122,529.84	6.92	7.510	563	146,887.04	82.89	73.31
576 to 600	282	47,105,606.52	7.07	7.254	589	167,041.16	81.93	67.97
601 to 625	310	56,837,546.22	8.53	7.024	614	183,346.92	84.15	70.37
626 to 650	460	92,066,952.26	13.82	6.932	639	200,145.55	83.74	44.21
651 to 675	591	122,552,958.05	18.40	6.699	664	207,365.41	82.86	28.34
676 to 700	490	103,524,108.82	15.54	6.557	686	211,273.69	82.59	20.92
701 to 725	311	64,477,261.08	9.68	6.491	712	207,322.38	82.45	17.22
726 to 750	177	36,746,429.46	5.52	6.379	738	207,606.95	82.54	20.55
751 to 775	113	24,892,662.55	3.74	6.260	760	220,289.05	81.47	18.23
776 to 800	39	7,288,601.37	1.09	6.566	784	186,887.21	81.02	30.76
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Credit Grade

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,642	$527,431,524.32	79.18%	6.717%	667	$199,633.43	82.78%	33.56%
A-	229	36,655,103.07	5.50	7.478	571	160,065.95	81.45	63.90
A+	148	31,927,826.00	4.79	6.732	646	215,728.55	87.67	67.71
B	201	27,782,640.29	4.17	7.755	550	138,222.09	79.39	83.33
B+	152	20,855,753.01	3.13	7.371	547	137,208.90	86.28	87.85
C	149	18,041,131.34	2.71	8.333	541	121,081.42	72.84	87.84
C+	3	211,540.28	0.03	8.622	515	70,513.43	75.00	66.78
D	28	3,203,305.63	0.48	9.273	537	114,403.77	67.02	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Margins

Range of Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501% to 5.000%	13	$3,548,734.77	0.53%	4.952%	687	$272,979.60	84.56%	78.20%
5.001% to 5.500%	1,670	351,618,373.30	52.79	6.659	647	210,549.92	83.47	54.54
5.501% to 6.000%	964	191,587,625.37	28.76	6.911	658	198,742.35	82.07	24.19
6.001% to 6.500%	904	119,210,667.78	17.90	7.538	632	131,870.21	80.63	35.10
7.501% to 8.000%	1	143,422.72	0.02	7.850	651	143,422.72	85.00	0.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.750% per annum to 7.700% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.667% per annum.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12.000 or less	458	$120,454,398.14	18.08%	5.754%	680	$263,000.87	82.77%	56.35%
12.001 to 12.500	628	150,050,842.25	22.53	6.349	676	238,934.46	82.55	31.17
12.501 to 13.000	785	153,702,083.23	23.07	6.831	653	195,798.83	82.57	33.41
13.001 to 13.500	587	102,158,344.44	15.34	7.329	631	174,034.66	83.34	44.37
13.501 to 14.000	565	82,274,562.97	12.35	7.806	612	145,618.70	82.72	46.67
14.001 to 14.500	246	28,362,380.40	4.26	8.304	590	115,294.23	81.96	53.24
14.501 to 15.000	186	20,445,308.84	3.07	8.756	574	109,921.02	79.65	58.91
15.001 to 15.500	63	5,786,220.30	0.87	9.264	559	91,844.77	79.20	61.41
15.501 to 16.000	28	2,521,990.14	0.38	9.721	564	90,071.08	76.21	77.17
16.001 to 16.500	6	352,693.23	0.05	10.399	527	58,782.21	66.94	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.880% per annum.

Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
September 2005	3	$1,036,608.67	0.16%	7.652%	658	$345,536.22	80.00%	0.00%
October 2005	3	210,236.07	0.03	8.055	633	70,078.69	79.48	52.33
November 2005	69	10,219,376.12	1.53	7.576	644	148,106.90	81.54	37.09
December 2005	175	30,078,044.83	4.52	7.603	635	171,874.54	83.50	47.37
January 2006	596	110,936,875.56	16.65	7.055	647	186,135.70	82.55	39.13
February 2006	1,213	227,432,197.89	34.14	6.880	652	187,495.63	82.37	37.58
March 2006	1,287	243,659,377.09	36.58	6.732	646	189,323.53	82.72	45.52
April 2006	15	3,018,412.80	0.45	6.548	653	201,227.52	82.69	35.71
November 2006	3	594,175.00	0.09	6.310	703	198,058.33	80.47	64.89
December 2006	3	393,190.06	0.06	8.110	580	131,063.35	78.85	100.00
January 2007	19	2,749,793.71	0.41	7.098	641	144,725.98	81.96	41.68
February 2007	40	8,539,829.97	1.28	6.899	632	213,495.75	83.06	54.05
March 2007	48	9,598,788.29	1.44	6.624	628	199,974.76	82.91	72.68
January 2009	13	3,205,670.14	0.48	6.513	688	246,590.01	79.77	53.66
February 2009	24	5,084,089.92	0.76	6.486	689	211,837.08	79.77	38.22
March 2009	41	9,352,157.82	1.40	6.100	676	228,101.41	83.63	69.66
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CSFB Contacts

	NAME	PHONE EXTENSION
Asset Finance:	Brendan J. Keane	(212) 325-6459
	Boris Grinberg	(212) 325-4375
	Kenny Rosenberg	(212) 325-3587
	Saumil Patel	(212) 325-5945
	David Steinberg – Collateral	(212) 325-2774
	Balazs Foldvari – Structuring	(212) 538-3546

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	Jim Drvostep	(212) 325-8549

Asset Backed Research:	Rod Dubitsky	(212) 325-4740
	Jeff Zhang	(212) 325-3565
	Chris Fenske	(212) 325-0369